UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              January 8, 2008
                Date of Report (Date of earliest event reported)

                               TelVue Corporation
              (Exact name of registrant as specified in its charter)

         Delaware                0-17170            51-0299879
    (State or other            (Commission        (I.R.S. Employer
     Jurisdiction of            File Number)       Identification No.)
     Incorporation)

                       16000 Horizon Way, Suite 500,
                       Mt. Laurel, New Jersey  08054
                 (Address of principal executive offices)

                                 856-273-8888
               (Registrant's telephone number, including area code)

                                    N/A
                      (Former name or former address,
                       if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act(17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

	Effective January 4, 2008, Jesse Lerman was elected as a director of TelVue Corporation (the "Corporation") by the Board of Directors of the Corporation to fill a newly created position on the Board of Directors and to serve as a director until the next annual meeting of stockholders of the Corporation or until his successor is elected and shall have qualified.

	Mr. Lerman is currently Executive Vice President of Engineering for the Corporation. Previously, he was President of Princeton Server Group. Mr. Lerman receives, as do all other TelVue employees, health, dental, disability and life insurance benefits, as well as a contribution of 2.5% of his annual salary to TelVue's 401K Plan. Mr. Lerman, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	January 8, 2008              TelVue Corporation

                                   By:   /s/ Joseph Murphy
                                         -----------------
                                   Name:   Joseph Murphy
                                   Title:  President and
                                           Chief Executive Officer